Short-Term Borrowings And Lines Of Credit	12 Months Ended
Sep. 30, 2013
Short-Term Borrowings And Lines Of Credit [Abstract]
Short-Term Borrowings And Lines Of Credit
SHORT-TERM BORROWINGS AND LINES OF CREDIT

Short-term borrowings and current maturities of long-term debt are summarized as follows:

	2012	2013
Current maturities of long-term debt	$560	267
Commercial paper	936	1,304
Payable to banks	10	16
Total	$1,506	1,587

Weighted-average short-term borrowing interest rate at year end	0.2%	0.2%

The Company periodically issues commercial paper as a source of short-term financing. To support short-term borrowing, the Company maintains, but has not drawn on, a $2.75 billion four-year revolving backup credit facility which expires in December 2014. The credit facility contains no financial covenants and is not subject to termination based on a change in credit ratings or material adverse changes. There were no borrowings against U.S. lines of credit in the last three years.